                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): DECEMBER 9, 2004

                    UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

                               UCDP FINANCE, INC.

             (Exact name of Registrants as specified in its charter)

                             -----------------------

             FLORIDA                        7900                 59-3128514
             FLORIDA                        9995                 42-1581381
  (State or other jurisdiction        (Primary Standard       (I.R.S. employer
of incorporation or organization)         Industrial         Identification no.)
                                     Classification Code)

      1000 UNIVERSAL STUDIOS PLAZA
              ORLANDO, FL                               32819-7610
(Address of principal executive offices)                (Zip code)

                                 (407) 363-8000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

A.       ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
         UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Through Universal City Florida Holding Co. I and Universal City Florida Holding
Co. II (collectively, Holdings), our ultimate owners, each having a 50 percent interest in us are Universal City Property Management II, LLC (Universal CPM)
and Blackstone Capital Partners (Blackstone). Universal CPM is a wholly owned subsidiary of Vivendi Universal Entertainment LLLP, an affiliate of Universal
Studios, Inc., which in turn is an indirect subsidiary of NBC Universal, Inc.
(NBC Universal).

On December 9, 2004, we amended our credit facility with JPMorgan Chase (2004
Amendment). In connection with the 2004 Amendment, our current credit facilities were amended with a new $550.0 million term loan and a new $100.0 million revolving credit facility. In addition, part of the proceeds were used to refinance our existing term loan of approximately $508.4 million and our new debt amortization now requires annual principal payments of 1 percent with
$517.0 million due in 2011. We may now also borrow up to $200.0 million of incremental term loans from time to time. Additionally, certain covenants were modified. The proceeds of the 2004 Amendment combined with available cash allowed us to pay distributions to Holdings of approximately $92.1 million.
Total fees and expenses associated with the 2004 Amendment were approximately
$11.2 million.

B.          ITEM 8.01 - OTHER EVENTS

On December 9, 2004, Holdings issued $450.0 million in notes under a Rule 144A
Offering (2004 Offering). The proceeds from the 2004 Offering allowed Holdings to pay total distributions to Universal CPM and Blackstone of $450.0 million.
Total fees and expenses associated with the 2004 Offering were approximately
$12.3 million.

Concurrent with these transactions, Universal CPM and Blackstone entered into an agreement pursuant to which Blackstone acknowledged, as between the partners, that the equity distribution condition to the payment of Universal's Islands of
Adventure special fees was satisfied. In addition, Holdings purchased from
Universal CPM the right to receive the most recently accrued $70.0 million of deferred special fees from us relating to Universal's Islands of Adventure for
$70.0 million. In addition, $50.0 million of the next most recently accrued deferred special fees related to Universal's Islands of Adventure and Universal
Studios Florida was forgiven and treated as an equity contribution on our books.

The partners of Holdings also agreed that (a) until January 1, 2006, each of
Universal CPM and Blackstone agree not to sell their ownership interests in
Holdings, (b) from January 1, 2006 to December 31, 2007, each of Universal CPM and Blackstone shall be permitted, without the consent of the other party, to sell their ownership interest in Holdings to a third party provided the other party be permitted to participate in such sale on an equitable basis, and (c)
after December 31, 2007, neither party may sell their interest in Holdings without first offering the other party the opportunity to purchase such interest at a cash price specified by the party desiring to sell their interest. If either party makes such offer to sell to the other party after December 31,
2007, the other party shall have 90 days to accept such offer. If the other party declines the opportunity to purchase, the offering party shall market both parties' interest in Holdings to third parties. If the interests in Holdings are not sold to a third party in connection with the marketing process, then the offering party shall be prohibited from making another offer to the other party for a period of one year from expiration date of the 90-day offer period, and during such period, the other party may agree to sell its ownership interest without restriction. A transfer by Universal CPM and Blackstone to the other of its interest in Holdings is not a "change of control" for the purposes of our notes and new credit facilities and the notes of Holdings, but the sale by
Universal CPM and Blackstone of both of their interests to a third party would be a "change of control".

C.          ITEM 9.01 (C) - EXHIBIT 4.4

Amended and Restated Credit Agreement dated as of December 9, 2004 among
Universal City Development Partners, Ltd., a Florida limited partnership,
JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (and as collateral agent) and Bank Of America, N.A., as syndication agent.

D.       FORWARD-LOOKING INFORMATION

Certain statements appearing in this Current Report on Form 8-K are
"forward-looking statements." Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words "estimates,"
"expects," "anticipates," "projects," "plans," "intends," "believes,"
"forecasts" or future conditional verbs, such as "will," "should," "could," or
"may" and variations of such words or similar expressions, are intended to identify forward-looking statements. Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to, risks and uncertainties relating to a general economic downturn; the dependence of our business on air travel; the risks inherent in deriving substantially all of our revenues from one location; our dependence on Universal Studios, Inc. and its affiliates; the loss of key distribution channels for pass sales; competition within the Orlando theme park market; publicity associated with accidents occurring at theme parks; the loss of material intellectual property rights used in our business; and the seasonality of our business. There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                 UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date:  December 15, 2004         By:  /s/ Michael J. Short
                                    ---------------------------------------
                                 Name:  Michael J. Short
                                 Title: Principal Financial Officer

                                 UCDP FINANCE, INC.

Date:    December 15, 2004       By:  /s/ Michael J. Short
                                    ---------------------------------------
                                 Name:  Michael J. Short
                                 Title: Treasurer (Principal Financial Officer)